Corporate Presentation November 2020 © 2020 C4 Therapeutics, Inc.

Forward-looking Statements and Intellectual Property Forward-looking Statements The following presentation contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding the therapeutic potential of C4 Therapeutics, Inc.’s technology and products. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein include uncertainties associated generally with research and development, clinical trials and related regulatory reviews and approvals, as well as the fact that the product candidates that we are developing or may develop may not demonstrate success in clinical trials. Prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. C4 Therapeutics, Inc. undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise. Intellectual Property C4 Therapeutics, Inc. owns various registered and unregistered trademarks in the U.S. and overseas, including, without limitation, C4 THERAPEUTICS, TORPEDO, BIDAC and MONODAC. All trademarks or trade names referred to in this presentation that we do not own are the property of their respective owners. Solely for convenience, the trademarks and trade names in this prospectus are referred to without the symbols ® and ™, but those references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. © 2020 C4 THERAPEUTICS, INC.

C4 Therapeutics’ Vision © 2020 C4 THERAPEUTICS, INC. Harnessing the body’s natural cellular quality control mechanisms to target and destroy disease-causing proteins Perfecting a novel discovery and validation platform to rapidly and cost-effectively bring transformative medicines to patients Pioneering protein degradation as a new class of medicine by:

Lead product candidate (CFT7455) exhibited complete regression of tumor in preclinical multiple myeloma mouse model Potency and speed of lead molecule results in cell death at very low doses IND filing for lead program expected by end of 2020 Enables quick and efficient advancement of programs from target identification to candidate development stage Proprietary tools to design, assess and predict degrader activity Degraders optimized for speed and potency Deep investment in Cereblon Four programs expected to be in the clinic by the end of 2022 MonoDACs and BiDACs Lead targets selected to min dev risk: Clinically validated targets Expectation of tolerability Opportunity for accelerated approval Have received $150M+ in non-dilutive capital, with $2B+ in unrealized potential milestones, plus additional potential royalties Degraders control protein levels by leveraging the cell’s natural “quality control” system Label harmful or disease-causing proteins for destruction rather than merely inhibiting their function Investment Highlights Robust Pipeline Differentiated and Proprietary Technology Platform Novel and Transformative Modality High-Value Partnerships Anchored by Lead Program Addressing Unmet Need © 2020 C4 THERAPEUTICS, INC.

Degradation Leverages Natural Cellular Machinery to Target Diseases Protein degraders harness the body's natural protein degradation machinery to target and destroy selected disease-causing proteins 3. “The Destroyer” – The Proteasome Labelled proteins are destroyed by the cell’s “recycling plant,” the proteasome C4 Therapeutics’ Degraders: The Match Makers that Let the Body Do the Heavy Lifting 2. “The Quality Control Inspector” – Cereblon Applies a “destroy me” label on the target proteins recruited by the C4T degrader 1. “The Match Maker” – C4T’s Degraders C4T’s degraders direct Cereblon (a clinically validated E3 ligase) to label a specific disease-causing target protein for degradation, allowing the body’s natural protein degradation process to destroy the protein and control the disease C4T’s Technology Natural Machinery Degrader Target Ligase Complex Cereblon © 2020 C4 THERAPEUTICS, INC.

Targeted Protein Degradation: An Integrated Approach for a Novel Modality

C4 Therapeutics maintains a broad focus on **overall catalytic degradation** rather than a specific part of the degradation cycle, **providing opportunities to drug the undruggable**



1 Disease-causing Target Proteins
Normal Proteins
2 Target-Ligase Complex Assembly
3 Ubiquitination of Target
Release of BiDAC
4 Release of Target for Degradation
5 Target Protein Destroyed by Proteasome
Amino acids
6 This recursive process can occur thousands of times with a single degrader molecule before it is eventually cleared by the body.
7 A single degrader drug can eliminate multiple disease-causing proteins through proteasome degradation of the target protein.

Overview of Targeted Protein Degraders

- **Degraders control protein levels** by leveraging the cell's natural "quality control" or "protein recycling" system through a process called **ubiquitination**
- Degraders induce **targeted destruction of harmful or disease-causing proteins** by tagging them for ubiquitination
- **Tagged proteins** are subsequently **degraded by the proteasome**
- **A single degrader molecule** participates in **multiple rounds** of targeted protein target degradation, maximizing both **potency and efficiency**

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Protein Degradation is Fundamentally Different than Protein Inhibition Protein degraders allow for a more potent and durable pharmacological response at lower overall exposure levels than inhibitors Improved Potency Degraders are recycled and can engage multiple target proteins, resulting in improved activity against resistant proteins, greater depth of effect, and more durable outcomes Fast Response Rapid degradation of target leads to strong and prolonged biological response High Selectivity Degraders can leverage multiple layers of selectivity in cellular machinery Expansive Target Landscape Degraders can be designed to bind to any part of the protein and are not limited to the active site, like most small molecule inhibitors, which means that previously undruggable targets may be degraded Key Advantages of Efficient Catalysis © 2020 C4 THERAPEUTICS, INC.

TORPEDO Platform: Robust Drug Discovery and Higher Confidence in Clinical Outcomes Design Analyze Predict Computational method incorporates experimental data to identify top models Atomic-level degrader design utilized to improve selectivity and potency Cellular degradation data fitted using an enzymology framework Key parameters describe intrinsic degradation activity Universal modeling framework merges degradation activity with degrader exposure Robust predictions of depth and duration of in vivo target degradation at any dose HDX-MS Predicted ternary complexes Rapid delivery of potent drug candidates through informed and efficient drug discovery © 2020 C4 THERAPEUTICS, INC.

PK/PD Models Provide Robust Predictions Across the Lead Programs CFT-12521, 30 mg/kg dose iv, KIF-5B:RET Fusion model CFT7455, 1 mg/kg dose po, KI-KJ ALCL model CFT7503, 10 mg/kg dose po, Yamato Synovial Sarcoma model CFT-17977, 30 mg/kg dose po, A375 model © 2020 C4 THERAPEUTICS, INC. PK = pharmacokinetics; PD = pharmacodynamics

Cereblon E3 Ligase TORPEDO is Based on a Deep Focus on Cereblon, Rather than the Entire Set of Available Ligases Our TORPEDO platform has a diverse and rich toolkit of novel, structurally distinct Cereblon binders – small molecules that are suitable for clinical targeted protein degradation Invested heavily in rich toolkit of intellectual property with 14 structurally distinct Cereblon binders, giving C4T a competitive advantage Cereblon is expressed in all tissues and in all cellular compartments Cereblon, harnessed by lenalidomide, or IMiDs, is the only clinically validated ligase for targeted protein degradation All projects benefit from desirable properties offered by C4T’s Cereblon binders C4T’s binders enable drug discovery with enhanced oral bioavailability, solubility, permeability and stability © 2020 C4 THERAPEUTICS, INC.

Robust Pipeline With Four Clinical Programs Anticipated By End of 2022 Target selection emphasizes target validated, mitigated tolerability risks and opportunity for accelerated approval © 2020 C4 THERAPEUTICS, INC.

CFT7455: Clear Unmet Need Combined with Compelling Development Opportunity

IKZF1/3 Mutations	
Strong Mechanistic Rationale	• Multiple myeloma (MM) and Non-Hodgkin lymphomas (NHLs) are **dependent on IKZF1/3**
Clear Unmet Need	• IKZF1/3 degraders are the backbone of MM treatment • Relapsed / refractory MM remains an unmet medical need • Approved IMiDs have limited activity in NHL, including mantle cell lymphoma (MCL) and peripheral T-cell lymphoma (PTCL)
Defined Patient Population	• MM: ~32,270 cases/year (US); median 5-year overall survival (OS): 53.9% • NHL: ~77,240 cases/year (US) - PTCL: ~4% of all NHLs (US); median 5-year OS: 20-32% - MCL: ~7% of all NHLs (US); median OS of 4-5 years
Compelling Development Opportunity	• **Opportunity to expand** into early lines of MM therapy

IKZF1 and IKZF3 are central to lymphoid cell differentiation and maintenance


G-loop
IKZF1
CRBN
Ligand
Tri-Trp Pocket

Potential Clinical Indications

- Multiple myeloma
- Other B-cell lymphomas – MCL, diffuse large B-cell lymphoma (DLBCL), and follicular lymphoma
- PTCL represents unrealized path for development
- Additional indication line extension potential

Source: NIH SEER Database, Primary Literature Consensus

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CFT7455 Is a Potent IKZF1/3 MonoDAC, as Demonstrated in Preclinical Studies CFT7455 Viability Profile CFT7455 Degradation Potency Catalytic activity results in potent degradation and activity © 2020 C4 THERAPEUTICS, INC.

CFT7455: Potent Efficacy, In Vivo, with Complete Regressions as Single Agent in MM Potency and speed of CFT7455 translates into better cell killing with lower doses achieving the same endpoint Improvement in oral bioavailability (i.e., half dose provides same exposure) Pharmacologic properties translate into 100x lower dose in vivo to get to same efficacy Differentiated pharmacologic profile may also enable intermittent daily dosing Deep and durable responses observed as single agent Comparable efficacy seen in models of PTCL, MCL and DLBCL C4T Compound Celgene Compound Key: Complete Regression in MM Model Pomalidomide, 3,000 µg/kg CC-92480, 300 µg/kg CC-92480, 1,000 µg/kg CFT7455, 30 µg/kg CFT7455, 10 µg/kg CFT7455, 3 µg/kg Vehicle © 2020 C4 THERAPEUTICS, INC.

Multiple Myeloma Xenograft Insensitive to Pomalidomide Responds to CFT7455 CFT7455 is active in RPMI-8226, relative to pomalidomide CFT7455 is active in RPMI-8226 after the tumor has progressed on pomalidomide treatment RPMI-8226 Tumor Volume (mm3) Days of Treatment Pomalidomide, 3,000 µg/kg Vehicle CFT7455, 30 µg/kg Day 21 Days of Treatment 2,500 0 500 1,000 1,500 2,000 RPMI-8226 Tumor Volume (mm3) © 2020 C4 THERAPEUTICS, INC.

Proposed CFT7455 First-In-Human Trial Design Offers Potential for Accelerated Approval



Phase 1 Dose Escalation
Phase 2 Expansion
Cohort A: Monotherapy(1) R/R Multiple Myeloma (MM) & Non-Hodgkin Lymphoma (NHL) N =~6-12
Cohort B1: Monotherapy R/R Multiple Myeloma N =~12
Cohort B2: Combination with Dexamethasone(2) R/R Multiple Myeloma N =~12
Cohort C: Monotherapy Non-Hodgkin Lymphoma N =~12
R/R Multiple Myeloma Monotherapy N =~30
R/R Multiple Myeloma with Dexamethasone N =~30
Merkel Cell Lymphoma N=~20
Peripheral T-Cell Lymphoma N=~20

- Primary objectives are to **characterize safety and tolerability** and **estimate anti-tumor activity**, with key secondary objective to **assess pharmacokinetics**
- Trial design allows for **three potential indications**, each with **opportunity for accelerated approval if expansion portions are successful**
- Expansion stage **doses will be at maximum tolerable dose (MTD) / recommended Phase 2 dose (RP2D)** with different dosing strategy for MM vs. NHL due to historical lower tolerability for NHL and need for combination with dexamethasone in MM

(1) 28-day cycle / dose limiting toxicity (DLT) window
(2) Combination therapy cohorts will open once each CFT7455 dose level has been cleared for safety

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BRD9 Degradation: Clear Clinical Opportunity

BRD9/BAF Complex Alterations Summary	
Strong Mechanistic Rationale	• **Bromodomain containing protein 9 (BRD9)** is a BAF complex component and is **non-essential in normal cells** • **Synovial sarcoma is dependent on BRD9**, which is caused by the oncogenic SS18-SSX translocation
Clear Unmet Need	• **Very limited benefit of treatments** for metastatic synovial sarcoma or advanced synovial sarcoma – **median survival ~18 months**
Defined Patient Population	• **~900 US yearly incidence** of synovial sarcoma cases • **~10% of all soft tissue sarcoma**
Compelling Development Opportunity	• **Initial Target Population:** Synovial Sarcoma, after 1L therapy failure • **Well defined path to registration** in synovial sarcoma and metastatic population already under management at academic treatment centers • **Precedent for approval** in uncontrolled study in second-line setting

BAF subunit mutations are present in >20% of cancers



Leukemia/T-ALL
Colorectal cancer
BCL7 A, B, C
Leukemia/lymphoma Myeloma
BCL11 A, B
BAF45D
SS18
Synovial sarcoma SS18-SSX [t(X;18)] (~100%)
BRD9
BAF250A BAF250B
BAF47
Ovarian clear cell carcinoma Endometrioid carcinoma Bladder cancer Neuroblastoma
BAF60 A, B, C
Malignant rhabdoid tumors SMARCB1 (~100%) Epithelioid sarcoma
BRG BRM
β - Actin
BAF170
BAF53a
BAF155
Squamous cell carcinoma
Small cell lung cancer
BAF57
Pancreatic cancer
Clear cell meningioma
Medulloblastoma Breast cancer Lung cancer

Potential Clinical Indications

- 100% of synovial sarcoma
- 100% of malignant rhabdoid tumors
- Potential in other emerging indications (e.g., acute myeloid lymphoma)

Source: NIH SEER Database, Primary Literature Consensus

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Robust, Dose-Dependent Response in Yamato Xenograft Model Achieved with CFT8634* at Tolerable Dose Levels * CFT8634 is the purified enantiomer of CFT7503 (a racemic mixture) and is the drug candidate moving into clinical development Tolerated at all doses Dose responsive activity © 2020 C4 THERAPEUTICS, INC.

CFT8634 First-in-Human Protocol Concept Schema


Phase 1 Dose Escalation
Phase 2 Expansion
Cohort A:
CFT8634
Monotherapy
Synovial Sarcoma and
SMARCB1 deleted solid tumors
N =~18
CFT8634
MTD/RP2D
Cohort B:
CFT8634 Monotherapy
Synovial Sarcoma
N = 20
Cohort C:
CFT8634 Monotherapy
SMARCB1 deleted tumors
N = TBD

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BRAF Degrader to Overcome Liability of Approved BRAF Inhibitors

Potential advantages of BRAF V600E Degradation

- Specifically target **mutant BRAF over wildtype**
- Prevents mutant BRAF incorporation into RAF dimers, **avoiding paradoxical RAF activation** and **activation-associated toxicity**
- **Overcome resistance** to current standard of care
- Effect **deeper and more durable responses**

C4T degrader shows a more durable efficacy response than BRAF inhibition



Tumor volume (mm³)
3,000
2,000
1,000
0
Vehicle
Dabrafenib, 100 mg/kg po, QD
CFT-17977, 60 mg/kg po, BID
0
20
Days After Treatment Start

Mechanistic Rationale



1
BRAF V600E
mtNRAS
wtRAF
2
Application of Inhibitor Drug
Inhibitor
Inhibitor
3
Inhibitor causes paradoxical activation of wtRAF
Degrader
Degrader
Application of Degrader Drug
Degrader prevents dimer formation and avoids paradoxical activation

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RET Degradation May Significantly Improve Activity of Best-In-Class RET Inhibitors Overcome resistance to standard of care RET inhibitors Potential to effect deeper and more durable response due to advantages of degraders Potential advantages of RET Degradation Mechanistic Rationale C4T RET degrader is as effective as approved RET inhibitors © 2020 C4 THERAPEUTICS, INC.

Potential for Multiple Near-term Milestones Across Lead Programs Pro-Forma cash balance of $390M as of 9/30/20 provides runway into H2 2023 Note: Other undisclosed targets have potential milestones during this time frame; cash runway guidance as of 11/12/2020 IKZF1/3 (CFT7455) BRD9 (CFT8634) BRAF RET IND Enabling Study Initiation Phase 1 Initiation IND Submission Phase 1 Initiation Phase 1 Top-line Safety Data Phase 1 Top-line Efficacy Data Proof of Mechanism Top-Line Safety Data Phase 1 Initiation Phase 1 Initiation 2020 2021 2022 IND Submission © 2020 C4 THERAPEUTICS, INC.

© 2020 C4 THERAPEUTICS, INC.